UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2014

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 9, 2014, NeoPhotonics Corporation (the “Company”) issued a press release regarding the Company’s financial results for the third quarter ended September 30, 2013. A copy of the Company’s press release is furnished and attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On April 3, 2014, the Company received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

As previously disclosed by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2014, the Company is unable to timely file its Annual Report on Form 10-K because the Company requires additional time to complete adjustments to its unaudited condensed consolidated financial statements on Forms 10-Q/A for each of the quarterly periods ended March 31, 2013 and June 30, 2013 and its quarterly report on Form 10-Q for the quarterly period ended September 30, 2013. The primary nature of these adjustments was described in the Company’s Form 12b-25 filed with the SEC on November 13, 2013. Upon the completion of the financial statements as of September 30, 2013 and the adjustments to the previous periods, the Company will then need to complete its financial statements and disclosures as of December 31, 2013, finalize the preparation of the Form 10-K, conclude testing of internal controls and complete the audit process with its independent public accounting firm. The Company intends to file the Form 10-K upon completion of these matters.

The NYSE has informed the Company that, under the NYSE rules, the Company will have six months from the Form 10-K filing due date to file its Form 10-K with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to such date by filing the Form 10-K with the SEC, along with its Quarterly Report on Form 10-Q for the period ended September 30, 2013. If the Company fails to file its Form 10-K prior to such date, then the NYSE may grant at its discretion, a further extension of up to six months, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may commence delisting proceedings at any time if the circumstances warrant.

The Company continues to work to file its Form 10-K, as well as its Form 10-Q and 10-Q/A reports, with the SEC as soon as reasonably practicable.

The Company issued on April 9, 2014 a press release announcing the receipt of the NYSE letter, which press release is filed herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by NeoPhotonics Corporation on April 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014	NEOPHOTONICS CORPORATION

	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by NeoPhotonics Corporation on April 9, 2014.